SCHEDULE 14A INFORMATION

PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE
SECURITIES EXCHANGE ACT OF 1934

(AMENDMENT NO.___)

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☐	Preliminary Proxy Statement

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☑	Definitive Proxy Statement

☐	Definitive Additional Materials

☐	Soliciting Material Pursuant to sec. 240.14a-11(c) or sec. 240.14a-12

HONG KONG HIGHPOWER TECHNOLOGY, INC.

(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement, if other than the Registrant)

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HONG KONG HIGHPOWER TECHNOLOGY, INC.

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

You are cordially invited to attend the Annual Meeting of Stockholders (the “Annual Meeting”) of Hong Kong Highpower Technology, Inc., a Delaware corporation (the “Company”), to be held at Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China on August 20, 2009 at 10:00 a.m. China Standard Time.

The Annual Meeting of the Company is being held for the following purposes:

1.           To elect the following persons to serve as directors:

Dang Yu Pan
Wen Liang Li
Xinhai Li
Chao Li
Ping Li

2.	To ratify the appointment of Dominic K.F. Chan & Co. as the independent registered public accounting firm of the Company for the year ending December 31, 2009; and

3.	To transact such other business as may properly come before the meeting or any adjournments thereof.

The Board of Directors recommends a vote “for” the director nominees and the proposal listed above.

The Board of Directors has fixed the close of business on July 24, 2009 as the record date (the “Record Date”) for determining those stockholders who will be entitled to vote at the Annual Meeting.

The Company’s Annual Report to Stockholders for the year ended December 31, 2008 is enclosed with this notice.  The following proxy statement and enclosed proxy card is being sent to each stockholder as of the Record Date. You are cordially invited to attend the Annual Meeting, but if you do not expect to attend, or if you plan to attend, but desire the proxy holders to vote your shares, please date and sign your proxy card and return it in the enclosed postage paid envelope. The giving of this proxy card will not affect your right to vote in person in the event you find it convenient to attend. Please return the proxy card promptly to avoid the expense of additional proxy solicitation.

Important Notice Regarding the Availability of Proxy Materials for the Stockholder Meeting to Be Held on August 20, 2009. The 2009 Proxy Statement and the Annual Report to Stockholders for the year ended December 31, 2008 are also available at http://www.vfnotice.com/hongkonghighpower.

FOR THE BOARD OF DIRECTORS

/s/ Henry Ngan
Chief Financial Officer and Corporate Secretary
on behalf of the Board of Directors

Dated: July 27, 2009
Shenzhen, China

HONG KONG HIGHPOWER TECHNOLOGY, INC.

PROXY STATEMENT

For Annual Meeting to be Held on
August 20, 2009, 10:00 a.m., China Standard Time

This proxy statement is delivered to you by Hong Kong Highpower Technology, Inc. (“we,” “us,” the “Company,” or “Highpower”), a Delaware corporation, in connection with the Annual Meeting of Stockholders of the Company to be held at Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China on August 20, 2009 at 10:00 a.m. China Standard Time (the “Annual Meeting”). The approximate mailing date for this proxy statement and the enclosed proxy is July 31, 2009.

The purpose of the Annual Meeting is to seek stockholder approval of two proposals: (1) electing five directors to the Board of Directors; and (2) ratifying the appointment Dominic K.F. Chan & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2009.

Annual Report

Our annual report to stockholders for the year ended December 31, 2008 will be concurrently provided to each stockholder at the time we send this proxy statement and the enclosed proxy card and is not to be considered a part of the proxy soliciting material.

Quorum; Voting Rights

Holders of our common stock of record at the close of business on July 24, 2009 (“the Record Date”) will be entitled to vote at the Annual Meeting. There were 13,562,596 shares of common stock outstanding as of the Record Date. Each share of our common stock is entitled to one vote, and the presence, in person or by proxy, of holders of a majority of the outstanding shares of our common stock, is necessary to constitute a quorum for the Annual Meeting.  Abstentions and broker “non-votes” will be treated as present and entitled to vote for purposes of determining the presence of a quorum. If a quorum is not present at the Annual Meeting, we expect that the Annual Meeting will be adjourned to solicit additional proxies. Stockholders may not cumulate their votes.

Voting Your Proxy

Your vote is important. Your shares can be voted at the Annual Meeting only if you are present in person or represented by proxy.  Even if you plan to attend the Annual Meeting, we urge you to vote in advance. If you choose to vote by mail, simply mark your proxy card, and then date, sign and return it in the postage-paid envelope provided.

Stockholders who hold their shares beneficially in street name through a nominee (such as a bank or broker) may be able to vote by telephone, the Internet or mail. You should follow the instructions you receive from your nominee to vote those shares. If you are a stockholder who owns shares through a nominee and attends the Annual Meeting, you should bring a letter from your nominee identifying you as the beneficial owner of the shares and acknowledging that you will vote your shares.

Counting of Votes

If a proxy in the accompanying form is duly executed and returned, the shares represented by the proxy will be voted as directed. If no direction is given, the shares represented by the proxy will be voted (1) FOR the election of the nominees for director named herein; and (2) for the reappointment of Dominic K.F. Chan & Co. as the Company’s independent registered public accounting firm for the year ending December 31, 2009.  All properly executed proxies delivered pursuant to this solicitation and not revoked will be voted at the Annual Meeting in accordance with the directions given. Representatives of our transfer agent will assist us in the tabulation of the votes.

Effect of Abstentions and Broker Non-Votes

An abstention is the voluntary act of not voting by a stockholder who is present at a meeting and entitled to vote. Abstentions will be treated as present and entitled to vote for purposes of determining the presence of a quorum. Abstentions will have no effect on the election of the director nominees, but will be counted as votes against the ratification of the appointment of Dominic K.F. Chan & Co.

A broker “non-vote” occurs when a broker nominee holding shares for a beneficial owner does not vote on a particular proposal because the nominee does not have discretionary power for that particular item and has not received instructions from the beneficial owner. Under NYSE Amex rules, brokers that hold shares of our common stock in “street” name for customers that are the beneficial owners of those shares may not give a proxy to vote those shares on certain matters without specific instructions from those customers, however, none of those certain matters are anticipated to be the subject of a vote at this meeting. Therefore, under NYSE Amex rules, brokers that do not receive instructions are entitled to vote on the election of directors and the ratification of the appointment of our independent registered public accounting firm. Should a broker non-vote occur, it will have no effect on the outcome of the matter (i.e. it will be neither a vote “for” nor “against” the proposal), however, it will be treated as present and entitled to vote for purposes of determining the presence of a quorum.

Revoking Your Proxy

Any proxy given may be revoked at any time prior to its exercise by notifying the Corporate Secretary of the Company in writing of such revocation, by duly executing and delivering another proxy bearing a later date, or by attending and voting in person at the Annual Meeting. The Company’s principal executive office is located at Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

Appraisal Rights

Under the Delaware Code, stockholders entitled to vote will not have any dissenters' rights of appraisal in connection with any of the matters to be voted on at the meeting, and we will not independently provide stockholders with any such right.

Solicitation of Proxies

The cost of this solicitation of proxies will be borne by the Company.  In addition, the Company will solicit stockholders by mail, and will request banks and brokers, and other custodians, nominees and fiduciaries, to solicit their customers who have stock of Highpower registered in the names of such persons and will reimburse them for their reasonable, out-of-pocket costs. The Company may use the services of its officers, directors, and others to solicit proxies, personally or by telephone, without additional compensation.

Delivery of Proxy Materials to Households

“Householding” is a program, approved by the Securities and Exchange Commission (the “SEC”), which allows companies and intermediaries (e.g. brokers) to satisfy the delivery requirements for proxy statements and annual reports by delivering only one package of stockholder proxy material to any household at which two or more stockholders reside. If you and other residents at your mailing address own shares of our common stock in street name, your broker or bank may have notified you that your household will receive only one copy of our proxy materials. Once you have received notice from your broker that they will be “householding” materials to your address, “householding” will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in “householding” and would prefer to receive a separate proxy statement, or if you are receiving multiple copies of the proxy statement and wish to receive only one, please notify your broker if your shares are held in a brokerage account, or call or write us at the following address or phone number: Hong Kong Highpower Technology, Inc, Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang,  Shenzhen, Guangdong, 518111, People’s Republic of China, by telephone at (86) 755-89686238. If you hold shares of our common stock in your own name as a holder of record, “householding” will not apply to your shares.

Interest of Executive Officers and Directors

None of the Company’s executive officers or directors has any interest in any of the matters to be acted upon at the Annual Meeting, except, with respect to each director, to the extent that a director is named as a nominee for election to the Board of Directors.

PROPOSAL NO. 1

ELECTION OF DIRECTORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE “FOR” THE DIRECTOR-NOMINEES.

The Company currently has five authorized members on its Board of Directors. The Company’s Bylaws give the Board of Directors the authority to establish, increase or decrease the number of directors.   The nominees for election at the Annual Meeting of Stockholders to the Board of Directors are Dang Yu Pan, Xinhai Li, Wen Liang Li, Chao Li, and Ping Li, all of whom currently serve on the Board of Directors and advised the Company of their willingness to serve as a member of the Company’s Board of Directors if elected. You can find information about the nominees below under the section “Board of Directors and Executive Officers.”

If elected, the nominees will serve as directors until the Company’s Annual Meeting of Stockholders in 2010 or until their successors are elected and qualified.  If a nominee declines to serve or becomes unavailable for any reason, the proxies may be voted for such substitute nominee as the proxy holders may designate.

Vote Required

You may vote in favor or against any or all of the nominees and you may also withhold your vote as to any or all of the nominees. The affirmative vote of a plurality of all of the votes cast at a meeting at which a quorum is present is necessary for the election of each of the nominees for director, assuming a quorum is present. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the board of directors are to be voted on this proposal, such shares will be voted in favor of all of the nominees. Abstentions and broker non-votes will not be counted as votes cast and will have no effect on the result of the vote, although they will count toward the presence of a quorum.

 PROPOSAL NO. 2

RATIFICATION OF APPOINTMENT OF INDEPENDENT AUDITORS

THE BOARD OF DIRECTORS RECOMMENDS A VOTE TO RATIFY
THE REAPPOINTMENT OF DOMINIC K.F. CHAN & CO.

The Audit Committee has recommended the reappointment of Dominic K.F. Chan & Co. as the Company’s independent registered public accounting firm for the fiscal year ending December 31, 2009.  Dominic K.F. Chan & Co. has served as the Company’s independent accountant since November 2, 2007.  Dominic K.F. Chan & Co. previously served as the independent registered public accounting firm of the Company’s wholly-owned subsidiary, Hong Kong Highpower Technology Company Limited. The stockholders are being requested to ratify the reappointment of Dominic K.F. Chan & Co. at the Annual Meeting. The Company anticipates that a representative of Dominic K.F. Chan & Co. will attend the Annual Meeting to make a statement and to respond to appropriate stockholder questions.

Fees to Independent Registered Public Accounting Firm for Fiscal Years 2008 and 2007

The following table presents fees, including reimbursements for expenses, for professional audit services rendered by Dominic K.F. Chan & Co. for the audits of the Company’s annual financial statements and interim reviews of the Company’s quarterly financial statements for the years ended December 31, 2008 and December 31, 2007 and fees billed for other services rendered by Dominic K.F. Chan & Co. during those periods.

	Year ended December 31,
	2008	2007

Audit Fees(1)	$73,000	$67,000
Audit-Related Fees	-	-
Tax Fees	-	-
All Other Fees	-	-
Total	$73,000	$67,000

     (1) These are fees for professional services performed by Dominic K.F. Chan & Co. for the audit of our annual financial statements, review of our quarterly reports, and review of our Registration Statement on Form S-1.

On November 2, 2007, we dismissed AJ. Robbins, PC (“AJ. Robbins”) as our independent registered public accounting firm following the change in control of our company on the closing of a share exchange transaction.  The decision to change accountants was approved and ratified by our Board of Directors.  AJ. Robbins, PC, did not provide any services in relation with the audit of the financial statements for the years ended December 31, 2008 or 2007 and, therefore, the financial statements of our company for such years did not contain any adverse opinion or disclaimer of opinion and were not qualified or modified as to uncertainty, audit scope, or accounting principles.  Additionally, during the Company’s two most recent fiscal years and any subsequent interim period, there were no disagreements with AJ Robbins on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

Pre-Approval Policy

The Audit Committee on an annual basis reviews audit and non-audit services performed by the independent registered public accounting firm for such services. The Audit Committee pre-approves (i) auditing services (including those performed for purposes of providing comfort letters and statutory audits) and (ii) non-auditing services that exceed a de minimis standard established by the committee, which are rendered to the Company by its outside auditors (including fees).

Vote Required

You may vote in favor or against this proposal and you may also withhold your vote.  The affirmative vote of a majority of all votes cast or represented by proxy and entitled to vote at the Annual Meeting is required to ratify the appointment Dominic K.F. Chan & Co. as Highpower’s independent registered public accounting firm. If stockholders do not specify the manner in which their shares represented by a validly executed proxy solicited by the board of directors are to be voted on this proposal, such shares will be voted in favor of the appointment of Dominic K.F. Chan & Co. as Highpower’s independent registered public accounting firm.  For purposes of the vote on this matter, abstentions will be counted as votes cast against the proposal, whereas broker non-votes are not applicable as brokers are entitled to vote on this matter.  However, should a broker non-vote occur, it will not be counted as votes cast and will have no effect on the result of the vote. Abstentions and broker non-votes will count toward the presence of a quorum.

BOARD OF DIRECTORS AND EXECUTIVE OFFICERS

Information Concerning Director Nominees

Our executive officers, our current directors, and our director nominees who have been nominated for election as directors at the Annual Meeting, the positions held by them and their ages as of the date of this proxy statement are as follows:

Name	Age	Position
Dang Yu Pan.	41	Chief Executive Officer and Chairman of the Board and director nominee
Wen Liang Li	44	Vice President, Chief Technology Officer, Director and director nominee
Wen Wei Ma	39	Vice President of Manufacturing
Henry Ngan	36	Chief Financial Officer
Wen Jia Xiao	32	Vice President of Quality Control
Xinhai Li	46	Director and director nominee
Chao Li	64	Director and director nominee
Ping Li	44	Director and director nominee

Dang Yu Pan has been the Chairman of the Board and Chief Executive officer of HKHT since July 2003. Mr. Pan is the founder of Shenzhen Highpower and has served as the Chairman of the Board and Chief Executive Officer of Shenzhen Highpower since October 2002. From May 2001 to October 2002, Mr. Pan was the General Manager and Chairman of the Board of Guangzhou HaoPeng Technology Co., Ltd. From January 1997 to July 2000, Mr. Pan was the Vice General Manager of Nanhai Shida Battery Co., Ltd. From January 1995 to December 1996, Mr. Pan served as a director of the HuangPu Aluminum Factory. Additionally, from August 1990 to December 1994, Mr. Pan worked in the sales department of the Guangzhou Aluminum Products Factory. Mr. Pan received a bachelor’s degree in metallurgical engineering from Central South University in China in 1990.

Wen Liang Li has been a director of HKHT since July 2003. Since January 2003, Mr. Li. has served as a director and as Vice General Manager and Chief Technology Officer of Shenzhen Highpower. From January 1996 to December 2002, Mr. Li served as Vice General Manager of Zhuhai Taiyi Battery Co., Ltd., a battery manufacturer. Mr. Li received a master’s degree in Electrochemistry from the Harbin Institute of Technology in China in 1991.

Wen Wei Ma has been a director of HKHT since July 2003. Mr. Ma has served as a director and as a Vice General Manager of Manufacturing of Shenzhen Highpower since October 2002. Mr. Ma received a diploma in chymic analysis from the Guangzhou Trade School of Light Industry in China in 1989.

Henry Ngan has served as the Chief Financial Officer of the Company since February 2009. Prior to joining the Company, Mr. Ngan had served as Vice President and Senior Equity Analyst at Brean Murray Carret & Co. in New York City since July 2008.  Prior to that, Mr. Ngan served as an Equity Research Analyst at Buckingham Research Group in New York from June 2004 to January 2008 and at Robotti & Company from October 2002 until June 2004.  Mr. Ngan received a bachelor’s degree in Accounting from the University at Albany, State University of New York in 1995 and an MBA in Finance and Information & Communication Systems from Fordham University in 2004.  Mr. Ngan is a Certified Public Accountant in the State of New York.

Jia Wei Xiao has served as Vice General Manager of Quality Control of Shenzhen Highpower since October 2005. From October 2002 to September 2005, Mr. Xiao served as the Minister of the Quality Control Department of Shenzhen Highpower. Mr. Xiao received a bachelor’s degree in Check Technology and Instrument in 2000 from the China Institute of Metrology.

Xinhai Li has served as a director of the Company since January 2008. Sine August 1990, Mr. Li has served as a director and professor at the China Central South University Metallurgical Science and Engineering School in China. Mr. Li received a PhD in Physical Chemistry of Metallurgy from China Central South University in August 1990.
Chao Li has served as a director of the Company since January 2008. Since August 2000, Mr. Li has served as Chairman of the Guangdong Association of Productivity. From July 1991 to November 2004, Mr. Li served as the Vice-Chairman of the Development Research Center for the PRC Government of Guangdong Province. Mr. Li received a bachelor’s degree in metallurgy from Central South University in China in August 1969.

Ping Li has served as a director of the Company since January 2008. Since July 2003, Mr. Li has served as the Managing Director of Investment at ChinaVest, a venture capital firm. From February 2002 to July 2003, Mr. Li served as Chief Financial Officer of Great Wall Technology Co., Ltd., an investment technology company. Mr. Li received a master’s degree in biology from Columbia University in 1989 and an MBA in finance in 1994 from the Wharton School of the University of Pennsylvania.

CORPORATE GOVERNANCE AND BOARD MATTERS

Code of Business Conduct and Ethics

Our Board of Directors has adopted a Code of Business Conduct and Ethics, which applies to all of our directors, officers and employees. The purpose of the Code is to promote honest and ethical conduct. Our code of ethics is intended to comply with the requirements of Item 406 of Regulation S-K.  The Code is posted on the Company’s Web site located at www.haopengbattery.com, and is available in print, without charge, upon written request to the Company at Hong Kong Highpower Technology, Inc., Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China. The Company intends to post promptly any amendments to or waivers of the Code on its Web site.

Director Independence

Subject to certain exceptions, under the listing standards of the NYSE Amex, a listed company’s board of directors must consist of a majority of independent directors. Currently, our Board of Directors has determined that each of the non-management directors, Xinhai Li, Chao Li and Ping Li, is an “independent” director as defined by the listing standards of the NYSE Amex currently in effect and approved by the U.S. Securities and Exchange Commission (“SEC”) and all applicable rules and regulations of the SEC. All members of the Audit, Compensation and Nominating Committees satisfy the “independence” standards applicable to members of each such committee. The Board of Directors made this affirmative determination regarding these directors’ independence based on discussion with the directors and on its review of the directors’ responses to a standard questionnaire regarding employment and compensation history; affiliations, family and other relationships; and transactions with the Company. The Board of Directors considered relationships and transactions between each director or any member of his immediate family and the Company and its subsidiaries and affiliates. The purpose of the Board of Director’s review with respect to each director was to determine whether any such relationships or transactions were inconsistent with a determination that the director is independent under the NYSE Amex rules.

Family Relationships

There are no family relationships among any of our executive officers or directors.

Legal Proceedings

None of the nominees nor any director or executive officer has been involved in the certain legal proceedings listed in Item 103 and/or Item 401 of Regulation S-K.

Attendance of Directors at Board Meetings and Annual Meeting of Stockholders

During the year ended December 31, 2008, the Board of Directors met one time.  Each of the current directors who was on the Board of Directors during 2008 attended at least 75% of the aggregate number of meetings held by the Board of Directors held during 2008.

The Company does not have a policy requiring its directors to attend the Annual Meeting of Stockholders. all directors attended our 2008 Annual Meeting of Stockholders.

Board Committees

Audit Committee

The Audit Committee consists of Xinhai Li, Chao Li and Ping Li, each of whom is an independent director. Mr. Ping Li, Chairman of the Audit Committee, is an “audit committee financial expert” as defined under Item 407(d) of Regulation S-K. The purpose of the Audit Committee is to represent and assist our Board of Directors in its general oversight of our accounting and financial reporting processes, audits of the financial statements and internal control and audit functions. The Audit Committee’s responsibilities include:

•
The appointment, replacement, compensation, and oversight of work of the independent auditor, including resolution of disagreements between management and the independent auditor regarding financial reporting, for the purpose of preparing or issuing an audit report or performing other audit, review or attest services.

•
Reviewing and discussing with management and the independent auditor various topics and events that may have significant financial impact on our company or that are the subject of discussions between management and the independent auditors.

The Board of Directors has adopted a written charter for the Audit Committee. A copy of the Audit Committee Charter is posted on the Company’s website at: www.haopengbattery.com.

Compensation Committee

The Compensation Committee consists of Xinhai Li and Chao Li, each of whom is an independent director. Xinhai Li is the Chairman of the Compensation Committee. The Compensation Committee is responsible for the design, review, recommendation and approval of compensation arrangements for the Company’s directors, executive officers, including our Chief Executive Officer, and key employees, and for the administration of our equity incentive plans, including the approval of grants under such plans to our employees, consultants and directors. The Compensation Committee conducts an annual review (in connection with the conclusion of our business planning process) of the compensation packages for each of our named executive officers. Based on this review, the Compensation Committee approves, to the extent applicable, (a) base salary changes, (b) equity grants and (c) targets and potential payout amounts under any performance-based incentive compensation programs for the new year. The Compensation Committee will annually review the proposed performance metric(s) applicable to the named executive officers and approve the performance targets and target payout amounts for the named executive officers. The Company does not have a general equity grant policy. The Compensation Committee grants awards under our 2008 Omnibus Incentive Plan during the year as needed. In reviewing and making compensation decisions of other executive officers, the Committee may consult with the Company’s Chief Executive Officer and any others who can review the performance of the other executive officers, provide annual recommendations for individual management objectives, and provide input on strategic initiatives. The Compensation Committee has the authority, to the extent it deems necessary or appropriate, to retain a compensation consultant and other advisors to assist in the evaluation of director, Chief Executive Officer or executive officer compensation

The Board of Directors has adopted a written charter for the Compensation Committee. A current copy of the Compensation Committee Charter is posted on the Company’s website at: www.haopengbattery.com.

Nominating Committee

The Nominating Committee consists of Xinhai Li and Chao Li, each of whom is an independent director. Chao Li is the Chairman of the Nominating Committee. The Nominating Committee assists in the selection of director nominees, approves director nominations to be presented for stockholder approval at our annual general meeting and fills any vacancies on our Board of Directors, considers any nominations of director candidates validly made by stockholders, and reviews and considers developments in corporate governance practices. The Board of Directors has adopted a written charter for the Nominating Committee. A current copy of the Nominating Committee Charter is posted on the Company’s website at: www.haopengbattery.com.

The Director Nomination Process

Our Board of Directors considers nominees from all sources, including stockholders. Stockholder nominees are evaluated by the same criteria used to evaluate potential nominees from other sources.  Minimally, nominees should have a reputation for integrity, honesty and adherence to high ethical standards. They should have demonstrated business experience and the ability to exercise sound judgment in matters related to the current and long-term objectives of the Company, and should be willing and able to contribute positively to the decision-making process of the Company. In addition, they should not have, nor appear to have, a conflict of interest that would impair the nominee’s ability to represent the interests of the Company or to fulfill the responsibilities of a director. The value of diversity on the Board should be considered and the particular or unique needs of the Company shall be taken into account at the time a nominee is being considered. Additionally, the Board of Directors considers the respective qualifications needed for directors serving on various committees of the Board, and serving as chairs of such committees, should be taken into consideration. In recruiting and evaluating nominees, the Board of Directors considers the appropriate mix of skills and experience and background needed for members of the Board and for members of each of the Board’s committees, so that the Board and its committees have the necessary resources to perform their respective functions effectively. The Board of Directors also believes that a prospective nominee should be willing to limit the number of other corporate boards on which he or she serves so that the proposed director is able to devote adequate time to his or her duties to the Company, including preparing for and attending Board and committee meetings. In addition, the re-nomination of existing directors is not viewed as automatic, but based on continuing qualification under the criteria set forth above. In addition, the Board of Directors will consider the existing director’s performance on the Board and on any committee on which such director serves, which will include attendance at Board and committee meetings.

Director Nominees by Stockholders. The Board of Directors will consider nominees recommended in good faith by our stockholders as long as these nominees for the appointment to the Board of Directors meet the requirements set forth above. Possible candidates who have been suggested by stockholders are evaluated by the Board of Directors in the same manner as are other possible candidates.

EXECUTIVE COMPENSATION

Summary Compensation Table

The following table sets forth information concerning the compensation earned during the fiscal years ended December 31, 2008 and 2007 by our current Chief Executive Officer.  None of our other executive officers who were employed by us during the year ended December 31, 2008 received compensation exceeding $100,000 during the fiscal 2008.

Name and Position	Year	Salary ($)	Bonus ($)	All Other Compensation ($) (1)		Total ($)
Dang Yu Pan	2008	$18,000	-	$25,000	(2)	$43,000
Chief Executive Officer and	2007	$18,000	-	$25,000	(3)	$43,000
Chairman of the Board

(1) Relates to automobile, housing and medical personal benefits.
(2) Includes $25,000 for fees earned or paid in cash for service as a director of the Company.
(3) Includes $12,000 for fees earned or paid in cash for service as a director of HKHT.

Outstanding Equity Awards at 2008 Fiscal Year End

There were no option exercises or options outstanding in 2008.

Employment Agreements and Termination of Employment and Change of Control Arrangements

We entered into an Offer Letter of Employment with our new Chief Financial Officer, Henry Ngan, effective February 1, 2009.  Pursuant to the Offer Letter, Mr. Ngan is entitled to a base salary at an annual rate of $150,000 and 17,000 shares of restricted common stock of the Company under the Company’s 2008 Omnibus Incentive Plan, which will be granted on August 1, 2009 and vest in equal installments on January 31, 2010 and January 31, 2011.  Mr. Ngan is also entitled to reasonable vacation and sick time and reimbursement for the cost of standard medical and dental insurance premiums and for business expenses.

We have no other employment agreements with any of our other executive officers.

Director Compensation

The following table shows information regarding the compensation earned during the fiscal year ended December 31, 2008 by members of board of directors. Compensation information for Dang Yu Pan, our Chief Executive Officer and Chairman of the Board, is described in the summary compensation table above.

Name	Fees Earned or Paid in Cash ($)	Stock Awards ($)	Option Awards ($)	Non-Equity Incentive Plan Compensation ($)	Change in Pension Value and Nonqualified Deferred Compensation Earnings	All Other Compensation ($)	Total ($)
Wen Liang Li	20,000	-	-	-	-	-	20,000
Chao Li	18,000	-	-	-	-	-	18,000
Xinhai Li	18,000	-	-	-	-	-	18,000
Ping Li	18,000	-	-	-	-	-	18,000

Dang Yu Pan and Wen Liang Li are management board members. We offer our management board members a total compensation package, which includes salary, bonus and director fees, based on benchmarks reported by Shenzhen Labor Bureau. Once we determine the total compensation for our management board members using the benchmarks, we allocate a portion of their total annual compensation to compensation for services rendered as board members. In the future, we expect to continue to allocate a portion of our management board members’ total annual compensation as compensation for their service as directors.

We do not have a formal policy with respect to the compensation of our non-executive board members.  We pay our non-executive directors for their services at the rate of $1,500 to $2,500 per month.

Directors are eligible to receive, from time to time, grants of options to purchase shares under our equity incentive plan.

Securities Authorized for Issuance under Equity Compensation Plans

The following table provides information as of December 31, 2008 regarding compensation plans, including any individual compensation arrangements, under which equity securities of Hong Kong Highpower Technology, Inc. are authorized for issuance.

Plan Category	Number of Securities to be issued upon exercise of outstanding options, warrants and rights	Weighted- average exercise price of outstanding options, warrants and rights	Number of securities remaining available for future issuance under equity compensation plans
Equity compensation plans approved by security holders	-	$-	2,000,000	(1)
Equity compensation plans not approved by security holders	-	-	-
Total	-	N/A	2,000,000

(1)
In October 2008, the Company adopted the 2008 Omnibus Incentive Plan. The Incentive Plan currently has 2,000,000 shares authorized for issuance.  As of July 24, 2009, no awards have been issued pursuant to the Incentive Plan.

SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

Beneficial ownership is determined in accordance with the rules of the SEC and includes voting or investment power with respect to the securities. In computing the number of shares beneficially owned by a person and the percentage of ownership of that person, shares of common stock subject to options and warrants held by that person that are currently exercisable or become exercisable within 60 days of the Record Date are deemed outstanding even if they have not actually been exercised. Those shares, however, are not deemed outstanding for the purpose of computing the percentage ownership of any other person.

The following table sets forth certain information with respect to beneficial ownership of the Company’s common stock as of the Record Date, based on 13,562,596 issued and outstanding shares of common stock and no options to purchase shares of common stock. We also have outstanding warrants that are exercisable into 52,500 shares of our common stock, subject to adjustment, by:

•	Each person known to be the beneficial owner of 5% or more of the Company’s outstanding common stock;

•	Each executive officer;

•	Each director; and

•	All of the executive officers and directors as a group.

Unless otherwise indicated, the persons and entities named in the table have sole voting and sole investment power with respect to the shares set forth opposite the stockholder’s name, subject to community property laws, where applicable. Unless otherwise indicated, the address of each stockholder listed in the table is c/o Hong Kong Highpower Technoloogy, Inc., Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China.

		Common Shares Beneficially Owned
Name of Beneficial Owner	Title	Number of Shares		Percentage of Shares
Officers and Directors
Dang Yu Pan	Chief Executive Officer and Chairman of the Board	5,179,429	(1)	38.19%
Wen Liang Li	Vice President, Chief Technology Officer and Director	2,034,770		15.00%
Wen Wei Ma	Vice President of Manufacturing	924,897		6.82%
Xinhai Li	Director	-		-
Chao Li	Director	-		-
Ping Li	Director	-		-
Officers and Directors as a group (total of 8 persons)		8,139,096	(1)	60.01%

(1)
Includes (i) an aggregate of 1,387,356 shares over which Mr. Pan has voting power and the right to acquire ownership pursuant to a loan agreement dated February 5, 2007 between Mr. Pan and other shareholders, and (ii) 369,959 shares held by a company that is 100% owned by Mr. Pan.

COMPLIANCE WITH SECTION 16(a) OF THE SECURITIES EXCHANGE ACT OF 1934

Section 16(a) of the Exchange Act requires our directors and executive officers to file reports of holdings and transactions in our stock with the SEC. To our knowledge, based solely on review of such reports filed with the SEC during the past fiscal year, we believe that during the fiscal year ended December 31, 2008, our directors, officers and owners of more than 10% of our common stock complied with all applicable filing requirements.

REPORT OF THE AUDIT COMMITTEE

The Audit Committee consists of three non-employee directors who are independent under the standards adopted by the Board of Directors and applicable NYSE Amex Rules and SEC standards. The Audit Committee represents and assists the Board of Directors in fulfilling its responsibility for oversight and evaluation of the quality and integrity of Highpower’s financial statements, Highpower’s compliance with legal and regulatory requirements, the qualifications and independence of Highpower’s registered public accounting firm, Dominic K.F. Chan & Co., and the performance of Highpower’s internal controls and of Dominic K.F. Chan & Co.

The Audit Committee has reviewed and discussed with Highpower’s management, internal finance staff, internal auditors and Dominic K.F. Chan & Co., with and without management present, Highpower’s audited financial statements for the fiscal year ended December 31, 2008 and management’s assessment of the effectiveness of Highpower’s internal controls over financial reporting. The Audit Committee has also discussed with Dominic K.F. Chan & Co. the results of the independent auditors’ examinations and the judgments of Dominic K.F. Chan & Co. concerning the quality, as well as the acceptability, of Highpower’s accounting principles and such other matters that Highpower is required to discuss with the independent auditors under applicable rules, regulations or generally accepted auditing standards (including Statement on Auditing Standards No. 61). In addition, the Audit Committee has received from Dominic K.F. Chan & Co. the written disclosures required by Independence Standards Board Standard No. 1, as amended, and has discussed with Dominic K.F. Chan & Co. their independence from Highpower and management, including a consideration of the compatibility of non-audit services with their independence, the scope of the audit and the fees paid to Dominic K.F. Chan & Co. during the year.

Based on our review and the discussions referred to above, the Audit Committee recommended to the Board of Directors that the audited financial statements be included in our Annual Report on Form 10-K for the fiscal year ended December 31, 2008 for filing with the SEC.

Respectfully submitted,

Xinhai Li
Chao Li
Ping Li

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

Hong Kong Highpower Technology Co., Ltd.

Hong Kong Highpower Technology Co., Ltd. (“HKHT”), a wholly-owned subsidiary of Hong Kong Highpower Technology, Inc., and each of HKHT’s wholly owned–subsidiaries Shenzhen Highpower Technology Co., Ltd., HZ Highpower Technology Co., Ltd. and Springpower Technology (Shenzhen) Company Limited, each have interlocking executive and director positions with the Company.

Guarantee Agreements

Dang Yu Pan, our Chairman and Chief Executive Officer, Wen Liang Li, our Vice President, Chief Technology Officer and director, and Wen Wei Ma, our Vice President of Manufacturing, each have provided personal guarantees under our outstanding banking facilities. The following table shows the amount outstanding on each of our bank loans as of December 31, 2008 and the identity of the officer(s) who guaranteed each loan.

Name of Bank	Amount Granted	Amount Outstanding Under Loan	Guaranteed by Officers
Bank Of China	$5.27 million	$0.87 million	Dang Yu Pan, Wen Liang Li, Wen Wei Ma
Shenzhen Development Bank Co., Ltd.	$4.93 million	$3.62 million	Dang Yu Pan
Shanghai Pudong Development Bank Co. Ltd.	$9.52 million	$8.19 million	Dang Yu Pan
Citibank (China) Co., Ltd.	$3.46 million	$2.15 million	Dang Yu Pan, Wen Liang Li, Wen Wei Ma

Policy for Approval of Related Party Transactions

We do not currently have a formal related party approval policy for review and approval of transactions required to be disclosed pursuant to Item 404 (a) of Regulation S-K.

NOMINATIONS AND STOCKHOLDER PROPOSALS FOR 2009 ANNUAL MEETING

Proposals to be Included in Proxy Statement

Stockholders are hereby notified that if they wish a proposal to be included in our proxy statement and form of proxy relating to the 2010 annual meeting of stockholders, they must deliver a written copy of their proposal no later than April 2, 2010. If the date of next year’s annual meeting is changed by more than 30 days from the date of this year’s meeting, then the deadline is a reasonable time before we begin to print and mail proxy materials. Proposals must comply with the proxy rules relating to stockholder proposals, in particular Rule 14a-8 under the Securities Exchange Act of 1934, in order to be included in our proxy materials.

Proposals to be submitted for the Annual Meeting

A stockholder may wish to have a proposal presented at the 2010 annual meeting, but not to have such proposal included in the Company’s proxy statement and form of proxy relating to that meeting.  If notice of any such proposal is not received by the Company at its principal executive offices on or before June 16, 2010 (45 calendar days prior to the anniversary of the mailing date of this proxy statement), then such proposal shall be deemed “untimely” for purposes of Securities and Exchange Commission Rule 14a-4(c).  Therefore, the persons named in the enclosed proxy card will be allowed to use their discretionary voting authority to vote on the stockholder proposal when and if the proposal is raised at the 2010 Annual Meeting of Stockholders.

If the date of our 2010 annual meeting has been changed by more than 30 days from the date of our 2009 annual meeting, stockholders’ written notices must be received by us a reasonable time before we begin to print and mail proxy materials for our 2010 annual meeting.

Mailing Instructions

Proposals should be delivered to Hong Kong Highpower Technology, Inc., Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, Attention: Dang Yu Pan. To avoid controversy and establish timely receipt by the Company, it is suggested that stockholders send their proposals by certified mail, return receipt requested.

STOCKHOLDER COMMUNICATION WITH THE BOARD OF DIRECTORS

Stockholders who wish to contact any of our directors either individually or as a group may do so by writing them c/o Dang Yu Pan, Hong Kong Highpower Technology, Inc., Building A1, Luoshan Industrial Zone, Shanxia, Pinghu, Longgang, Shenzhen, Guangdong, 518111, People’s Republic of China, by telephone at (86) 755-89686238 specifying whether the communication is directed to the entire Board or to a particular director. Stockholder letters are screened by Company personnel to filter out improper or irrelevant topics, such as solicitations, and to confirm that that such communications relate to matters that are within the scope of responsibilities of the Board or a committee.

OTHER BUSINESS

The Board of Directors does not know of any other matter to be acted upon at the Annual Meeting. However, if any other matter shall properly come before the Annual Meeting, the proxyholders named in the proxy accompanying this Proxy Statement will have authority to vote all proxies in accordance with their discretion.

BY ORDER OF THE BOARD OF DIRECTORS

/s/ Henry Ngan
Chief Financial Officer and Corporate Secretary
on behalf of the Board of Directors

Dated: July 27, 2009
Shenzhen, China

ANNUAL MEETING OF STOCKHOLDERS OF

HONG KONG HIGHPOWER TECHNOLOGY, INC.

August 20, 2009, 10:00 a.m., China Standard Time

Please date, sign and mail
your proxy card in the
envelope provided as soon
as possible.

â Please detach along perforated line and mail in the envelope provided. â

THE BOARD OF DIRECTORS UNANIMOUSLY RECOMMENDS THAT YOU VOTE “FOR” THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” PROPOSAL 2.  PLEASE SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE ENCLOSED ENVELOPE. PLEASE MARK YOUR VOTE IN BLUE OR BLACK INK AS SHOWN HERE. ☒

1.	Election of Directors	FOR ALL THE NOMINEES	WITHHOLD AUTHORITY FOR ALL NOMINEES	FOR ALL EXCEPT (See instructions below)

		☐	☐	☐

INSTRUCTION: To withhold authority to vote for any individual nominee(s), mark “FOR ALL EXCEPT” and strike a line through the nominee’s name in the list below

NOMINEE: Dang Yu Pan Wen Liang Li Chao Li Xinhai Li Ping Li

2.	Ratify the selection of Dominic K.F. Chan & Co., as the Company’s independent registered public accounting firm for the year ending December 31, 2009.

		FOR	AGAINST	ABSTAIN
		☐	☐	☐

Each of the persons named as proxies herein are authorized, in such person’s discretion, to vote upon such other matters as may properly come before the Annual Meeting, or any adjournments thereof.

To change the address on your account, please check the
box at right and indicate your new address in the address
space above. Please note that changes to the registered
name(s) on the account may not be submitted via this
method. ☐

Please check here if you plan to attend the meeting. ☐

Signature of Stockholder:	Date:	Signature of Stockholder:	Date:
Note:
Please sign exactly as your name or names appear on this Proxy. When shares are held jointly, each holder should sign. When signing as executor, administrator, attorney, trustee or guardian, please give full title as such. If the signer is a corporation, please sign full corporate name by duly authorized officer, giving full title as such. If signer is a partnership, please sign in partnership name by authorized person.

HONG KONG HIGHPOWER TECHNOLOGY, INC.

PROXY FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON AUGUST 20, 2009

THIS PROXY IS SOLICITED ON BEHALF OF THE BOARD OF DIRECTORS

The undersigned stockholder(s) of Hong Kong Highpower Technology, Inc., a Delaware corporation, hereby acknowledges receipt of the Notice of Annual Meeting of Stockholders and Proxy Statement dated July 27, 2009, and hereby appoints Dang Yu Pan and Wen Liang Li, or either of them acting singly in the absence of the other, with full power of substitution, as attorneys-in-fact and proxies for, and in the name and place of, the undersigned, and hereby authorizes each of them to represent and to vote all of the shares which the undersigned is entitled to vote at the Annual Meeting of Stockholders of Hong Kong Highpower Technology, Inc. to be held on August 20, 2010, at 10:00 a.m., China Standard Time, and at any adjournments thereof, upon the matters as set forth in the Notice of Annual Meeting of Stockholders and Proxy Statement, receipt of which is hereby acknowledged.

THIS PROXY, WHEN PROPERLY EXECUTED AND RETURNED IN A TIMELY MANNER, WILL BE VOTED AT THE ANNUAL MEETING AND AT ANY ADJOURNMENTS THEREOF IN THE MANNER DIRECTED HEREIN BY THE UNDERSIGNED STOCKHOLDER(S). IF NO SPECIFICATION IS MADE, THE PROXY WILL BE VOTED “FOR” ELECTION OF THE NOMINEES LISTED IN PROPOSAL 1 AND “FOR” APPROVAL OF PROPOSAL 2 AS DESCRIBED IN THE PROXY, AND IN ACCORDANCE WITH THE JUDGMENT OF THE PERSONS NAMED AS PROXIES HEREIN ON ANY OTHER MATTERS THAT MAY PROPERLY COME BEFORE THE ANNUAL MEETING.

PLEASE MARK, SIGN, DATE AND RETURN THIS PROXY CARD PROMPTLY USING THE
ENCLOSED ENVELOPE.

(continued, and to be signed and dated, on reverse side)